UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 28, 2020

SMARTFINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37661	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee		37919
(Address of Principal Executive Offices)		(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	SMBK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of shareholders (the “Annual Meeting”) of SmartFinancial, Inc. (the “Company”) was held on May 28, 2020. Of the 15,226,514 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 11,949,635 shares, or 78.48%, were present at the meeting in person or by proxy. At the Annual Meeting, Victor L. Barrett, Monique P. Berke, William (“Billy”) Y. Carroll, Jr., William (“Bill”) Y. Carroll, Sr., Ted C. Miller, David A. Ogle, Ottis H. Phillips, Jr., Steven B. Tucker, Wesley M. (“Miller”) Welborn, Keith E. Whaley, O.D., and Geoffrey A. Wolpert were elected as directors of the Company, to serve in such capacity until the 2021 annual meeting of Company shareholders. Additionally, at the Annual Meeting, the Company’s shareholders ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The final voting results for each proposal put to a vote at the Annual Meeting, all of which proposals were described in the Proxy Statement, are set forth below.

(a)Election of Directors. The Company’s shareholders elected each director nominee by the vote indicated for each such nominee below:

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Victor L. Barrett	7,824,819	1,107,585	3,017,231
Monique P. Berke	8,672,659	259,745	3,017,231
William (“Billy”) Y. Carroll, Jr.	8,546,984	385,420	3,017,231
William (“Bill”) Y. Carroll, Sr.	8,469,085	463,319	3,017,231
Ted C. Miller	8,573,180	359,224	3,017,231
David A. Ogle	7,733,104	1,199,300	3,017,231
Ottis H. Phillips. Jr.	8,426,872	505,532	3,017,231
Steven B. Tucker	8,679,301	253,103	3,017,231
Wesley M. (“Miller”) Welborn	8,527,888	404,516	3,017,231
Keith E. Whaley, O.D.	8,574,140	358,264	3,017,231
Geoffrey A. Wolpert	7,824,819	1,107,585	3,017,231

(b)Ratification of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, by the following vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
11,943,270	194	6,171	–

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             SMARTFINANCIAL, INC.

Date: May 29, 2020
             /s/ William Y. Carroll, Jr.
             William Y. Carroll, Jr.
        President and Chief Executive Officer